Fees Summary	Jul. 30, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	8,370.62
Total Transaction Valuation	54,674,174.05
Total Offset Amount	0.00
Net Fee	$ 8,370.62